                                EXHIBIT 99

                                             [OLD KENT LOGO]

NEWS RELEASE                                 OLD KENT FINANCIAL CORPORATION
                                             111 Lyon Street NW
                                             Grand Rapids, MI 49503-2406
NASDAQ:        OKEN

FOR RELEASE:   Immediate
DATE:          January 20, 1997
CONTACT:       Albert T. Potas
               Senior Vice President, Controller
               (616) 771-1931

                 1996 EARNINGS FOR OLD KENT INCREASE 14.5%

     GRAND RAPIDS, MICHIGAN   --   In 1996, Old Kent achieved its 24th
consecutive year of earnings growth since its formation as a holding company in 1972.

     For the year ended December 31, 1996, net income per common share was $3.39, a 14.5% increase over the $2.96 of per share earnings for 1995. Net income for 1996 was $158.7 million. This represented an 11.9% increase over net income of $141.81 million for 1995. The return on average equity for 1996 was 15.86% compared to 14.76% for 1995. The return on average total assets was 1.30% for 1996, up from 1.21% for the preceding year.

     In commenting on the operating results, David Wagner, Chairman, President and CEO, said "key factors contributing to Old Kent's success this last quarter and past year included loan growth and increased fee-based revenues". Total loans increased by 9.0% during 1996 and total non-interest revenues increased 40.5% for the fourth quarter and 31.2% for the year ended December 31, 1996. The non-interest revenue increase was largely due to the growth and expansion of Old Kent Mortgage Company.
Mr. Wagner stated that 1996 earnings were moderated by general deterioration in consumer credit quality, along with disappointing results in the Corporation's credit card unit, mainly due to the recently canceled "CardMiles" program. Mr. Wagner mentioned that Old Kent's stock repurchase programs favorably influenced net income per common share and return on average equity. Since the June, 1996 authorizations, Old Kent had repurchased 2.5 million of its common shares with the intent of future reissuance.

     For the three months ended December 31, 1996, net income per common share was $.91. This represented a 37.9% increase over the $.66 of per share net income for the last quarter of 1995, and an 11.0% increase over that same 1995 period after excluding the effect of restructuring charges. Net income for the last quarter of 1996 was $41.6 million, or 32.5% more than the year ago quarter, and 6.2% more excluding restructuring costs for the last quarter of 1995. Returns on average equity and average total assets for the three months ended December 31, 1996 were 16.89% and 1.33%, respectively. These compare to respective average equity and asset returns of 12.56% and 1.06% for the last quarter of 1995.

                                 - more -

     Old Kent Financial Corporation had assets of $12.6 billion and $1 billion in total equity at December 31, 1996. Old Kent is a bank holding company headquartered in Grand Rapids, Michigan, with 202 full service offices in Michigan and 27 in Illinois.

                                                                                     PERCENTAGE
EARNINGS SUMMARY:                               1996                1995 <FA>          CHANGE
                                                ----                ---------          ------
QUARTER ENDED DECEMBER 31:
Net Income per Common Share                          $.91                 $.66         37.9%
Net Income                                    $41,609,000          $31,402,000         32.5%

YEAR ENDED DECEMBER 31:
Net Income per Common Share                         $3.39                $2.96         14.5%
Net Income                                   $158,701,000         $141,814,000         11.9%


BALANCE SHEET DATA AT DECEMBER 31:
  Loans                                    $8,097,056,000       $7,430,552,000          9.0%
  Securities                                2,804,528,000        3,116,641,000        -10.0%
  Total Interest-earning Assets            11,617,994,000       11,053,876,000          5.1%
  Core Deposits                             9,178,140,000        8,296,722,000         10.6%
  Total Deposits                           10,080,147,000        9,357,366,000          7.7%
  Total Assets                             12,646,828,000       12,003,084,000          5.4%
  Shareholders' Equity                        993,757,000        1,015,936,000         -2.2%

 <FA> ADJUSTED TO REFLECT A 5 PERCENT STOCK DIVIDEND PAID JULY 25, 1996,
      TO SHAREHOLDERS OF RECORD ON JUNE 25, 1996.

                                   # # #

[OLD KENT
     FINANCIAL CORPORATION LOGO]

     FOURTH QUARTER 1996          CONSOLIDATED KEY FINANCIAL DATA
[AMOUNTS IN THOUSANDS,                            THREE MONTHS ENDED
  EXCEPT PER SHARE DATA]                --------------------------------------------------
                                                                             CHANGE FROM:         TWELVE MONTHS ENDED DECEMBER 31,
                                                                             ------------         --------------------------------
                                         DEC. 31     SEPT. 30    DEC. 31    PRIOR     YEAR                                PERCENT
                                          1996         1996       1995     QUARTER    AGO         1996         1995       CHANGE
                                          ----         ----       ----     -------    ---         ----         ----       ------
KEY STATISTICS
--------------
Net income . . . . . . . . . . . .       $41,609     $40,297     $31,402     3.3%     32.5%     $158,701     $141,814     11.9%
Net income per common share. . . .         $0.91       $0.87       $.066     4.6%     37.9%        $3.39        $2.96     14.5%
Return on average total assets . .          1.33%       1.30%       1.06%                           1.30%        1.21%
Return on average total equity . .         16.89       16.32       12.56                           15.86        14.76
Net interest margin. . . . . . . .          4.38        4.41        4.41                            4.41         4.46
Yield on average earning assets. .          8.41        8.37        8.44                            8.40         8.44
Cost of average paying liabilities          4.73        4.67        4.80                            4.71         4.71
Efficiency ratio <Fa>. . . . . . .         59.91%      59.44%      57.50%                          60.67%       59.22%

COMMON STOCK INFORMATION                        (adjusted for stock dividends)
------------------------
Book value . . . . . . . . . . . .        $22.11      $21.68      $21.32      2.0%     3.7%       $22.11       $21.32      3.7%
Dividends paid . . . . . . . . . .         0.340       0.320       0.305      6.3%    11.5%        1.270        1.162      9.3%
Per share price:
  High . . . . . . . . . . . . . .         48.88       42.63       39.64                           48.88        39.64
  Low. . . . . . . . . . . . . . .         42.38       36.50       35.83                           35.60        27.21
  Close. . . . . . . . . . . . . .        $47.75      $42.38      $39.17                          $47.75       $39.17
Outstanding shares at end of
  period . . . . . . . . . . . . .        44,944      45,585      47,652     (1.4)%   (5.7)%      44,944       47,652     (5.7)%
Number of shares used to compute
  net income per common share. . .        45,569      46,325      47,920     (1.6)%   (4.9)%      46,827       47,886     (2.2)%
Number of shares traded. . . . . .         7,203       7,393       5,750                          27,055       25,876

   <FA>  EXCLUDES SECURITIES GAINS, RESTRUCTURING CHARGES, NON-RECURRING
         ITEMS, SPECIAL "SAIF" ASSESSMENT AND OTHER REAL-ESTATE OWNED EXPENSE.

[OLD KENT
     FINANCIAL CORPORATION LOGO]

     FOURTH QUARTER 1996          CONSOLIDATED KEY FINANCIAL DATA
[AMOUNTS IN THOUSANDS,                           THREE MONTHS ENDED
  EXCEPT PER SHARE DATA]                 --------------------------------------------------
                                                                             CHANGE FROM:         TWELVE MONTHS ENDED DECEMBER 31,
                                                                             ------------         --------------------------------
                                         DEC. 31     SEPT. 30    DEC. 31    PRIOR     YEAR                                PERCENT
KEY STATISTICS                            1996         1996       1995     QUARTER    AGO         1996         1995       CHANGE
--------------                            ----         ----       ----     -------    ---         ----         ----       ------
SUMMARY INCOME STATEMENT
Taxable equivalent interest income . .   $243,646    $242,005    $232,485     0.7%     4.8%      $953,550     $917,633      3.9%
Interest income. . . . . . . . . . . .    242,044     240,467     230,733     0.7      4.9        947,307      909,819      4.1
Interest expense . . . . . . . . . . .    116,868     114,498     111,183     2.1      5.1        453,019      433,126      4.6
                                         --------    --------    --------                        --------     --------
  Net interest income. . . . . . . . .    125,176     125,969     119,550    (0.6)     4.7        494,288      476,693      3.7
                                         --------    --------    --------                        --------     --------
Provision for credit losses. . . . . .     10,093       9,168       5,035    10.1    100.5         35,236       21,666     62.6
                                         --------    --------    --------                        --------     --------
Other income:
  Mortgage banking revenue - net . . .     19,275      15,474       7,404    24.6    160.3         57,574       32,363     77.9
  Service charges on deposit accounts.     11,620      11,731      10,643    (0.9)     9.2         45,352       40,266     12.6
  Trust income . . . . . . . . . . . .     12,291      11,408      11,132     7.7     10.4         46,027       43,281      6.3
  Credit card transaction revenue -
   net . . . . . . . . . . . . . . . .        636       3,107       2,317   (79.5)   (72.6)         7,847        9,709    (19.2)
  Securities gains/(losses). . . . . .       (670)       (391)        560    <Fnm>    <Fnm>           128          421     <Fnm>
  Nonrecurring and OREO income . . . .         93         236          --    <Fnm>    <Fnm>         4,158        2,202     <Fnm>
  Other. . . . . . . . . . . . . . . .     16,294      10,996      10,333    48.2     57.7         51,078       33,476     52.6
                                         --------    --------    --------                        --------     --------
    Total other income . . . . . . . .     59,539      52,561      42,389    13.3     40.5        212,164      161,718     31.2
                                         --------    --------    --------                        --------     --------
Other expense:
  Salaries and employee benefits . . .     57,126      53,372      45,161     7.0     26.5        212,199      185,158     14.6
  Occupancy expense. . . . . . . . . .      8,093       7,295       7,506    10.9      7.8         30,388       28,635      6.1
  Equipment expense. . . . . . . . . .      6,544       6,154       6,601     6.3     (0.9)        24,647       24,746     (0.4)
  Advertising and promotion. . . . . .      2,224       5,749       2,523   (61.3)   (11.9)        24,867        9,918    150.7
  Amortization of goodwill and
    intangibles. . . . . . . . . . . .      2,727       2,497       2,972     9.2     (8.2)        10,109       11,862    (14.8)
  FDIC deposit insurance . . . . . . .        104       1,867       1,080   (94.4)   (90.4)         2,458       11,123    (77.9)
  Restructuring charges. . . . . . . .         --          --      11,957    <Fnm>    <Fnm>            --       18,204     <Fnm>
  Nonrecurring and OREO expenses . . .        248         153       2,655    <Fnm>    <Fnm>           988        2,801     <Fnm>
  Other <Fb> . . . . . . . . . . . . .     35,144      31,877      27,954    10.2     25.7        126,838      109,685     15.6
                                         --------    --------    --------                        --------     --------
    Total other expense. . . . . . . .    112,210     108,964     108,409     3.0      3.5        432,494      402,132      7.6
                                         --------    --------    --------                        --------     --------


 Income before income taxes. . . . . .     62,412      60,398      48,495     3.3     28.7        238,722      214,613     11.2
Income taxes . . . . . . . . . . . . .     20,803      20,101      17,093     3.5     21.7         80,021       72,799      9.9
                                         --------    --------    --------                        --------     --------
Net income . . . . . . . . . . . . . .    $41,609     $40,297     $31,402     3.3%    32.5%      $158,701     $141,814     11.9%
                                         ========    ========    ========                        ========     ========

<FA>  EXCLUDES SECURITIES GAINS, RESTRUCTURING CHARGES, NON-RECURRING
      ITEMS, SPECIAL "SAIF" ASSESSMENT AND OTHER REAL-ESTATE OWNED
      EXPENSE.
<FB>  PRIOR PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO CURRENT
      PERIOD PRESENTATION.
<FNM> NOT MEANINGFUL.

[OLD KENT
     FINANCIAL CORPORATION LOGO]

AVERAGE BALANCES, YIELDS AND                                                                                       AVERAGE BALANCE
RATES                                  4TH QUARTER 1996           3RD QUARTER 1996           4TH QUARTER 1995      PERCENT CHANGE
                                   -------------------------  ------------------------   ------------------------- ---------------
(YIELDS AND RATES ARE ON A
FULLY TAXABLE-EQUIVALENT           ENDING   AVERAGE   YIELD/  ENDING   AVERAGE  YIELD/   ENDING   AVERAGE   YIELD/  PRIOR   YEAR
BASIS, DOLLARS IN MILLIONS         BALANCE  BALANCE    RATE   BALANCE  BALANCE   RATE    BALANCE  BALANCE    RATE  QUARTER  AGO
---------------------------        -------  -------    ----   -------  -------   ----    -------  -------    ----  -------  ---
ASSETS:
 Loans:
  Commercial loans and leases. .    $4,555   $4,485    9.01%   $4,490   $4,404    9.04%   $4,099   $3,991    9.36%   1.8%   12.4%
  Consumer and home equity . . .     2,365    2,357    9.15     2,325    2,292    9.14     2,175    2,160    9.19    2.9     9.1
  Credit card. . . . . . . . . .       318      341   15.28       355      357   15.08       324      280   13.06   (4.5)   21.6
  Residential mortgages. . . . .       859      866    8.03       865      854    7.97       832      821    8.47    1.4     5.5
                                   -------  -------           -------  -------           -------  -------
 Total loans . . . . . . . . . .     8,097    8,049    9.21     8,036    7,907    9.23     7,431    7,253    9.35    1.8    11.0
 Securities. . . . . . . . . . .     2,820    2,906    6.43     3,055    3,123    6.40     3,111    3,092    6.61   (7.0)   (6.0)
 Mortgages held-for-sale . . . .       589      446    7.74       393      352    7.73       270      305    7.86   26.5    46.2
 Other interest - earning
   assets. . . . . . . . . . . .       127      144    5.51        30      139    5.49       237      295    5.84    3.2   (51.3)
                                   -------  -------           -------  -------           -------  -------
    TOTAL EARNING ASSETS . . . .    11,633   11,545    8.41    11,514   11,521    8.37    11,049   10,945    8.44    0.2     5.5
 Unrealized gain/(loss) on
  securities available-for-
  sale . . . . . . . . . . . . .       (15)     (20)              (28)     (38)                5       (1)            --      --
 Allowance for credit losses . .      (166)    (171)             (171)    (172)             (174)    (177)          (0.7)   (3.5)
 Cash and due from banks . . . .       530      520               541      492               528      488            5.8     6.6
 Other assets. . . . . . . . . .       664      620               610      600               596      549            3.4    12.8
                                   -------  -------           -------  -------           -------  -------

TOTAL ASSETS . . . . . . . . . .   $12,647  $12,494           $12,467  $12,403           $12,003  $11,805            0.7     5.8
                                   =======  =======           =======  =======           =======  =======


LIABILITIES AND SHAREHOLDERS'
 EQUITY:
 Savings deposits. . . . . . . .    $2,936   $2,908    2.63%   $2,935   $2,975    2.63%   $3,075   $3,100    2.76%  (2.3)%  (6.2)%
 Negotiable and foreign
  deposits . . . . . . . . . . .       902    1,055    5.98     1,176    1,171    5.91     1,061    1,264    6.17   (9.9)  (16.5)
 Consumer time deposits. . . . .     4,662    4,551    5.53     4,389    4,343    5.51     3,716    3,587    5.72    4.8    26.9
                                   -------  -------           -------  -------           -------  -------





  Total interest - bearing
   deposits. . . . . . . . . . .     8,499    8,514    4.59     8,500    8,490    4.55     7,851    7,951     4.64   0.3     7.1
 Federal funds purchased and
  repurchase agreements. . . . .       482      508    4.35       448      524    4.67       537      483     5.11  (3.0)    5.1
 Other borrowed funds. . . . . .       753      706    6.39       737      648    5.80       771      697     6.35   8.8     1.3
 Subordinated debt . . . . . . .       100      100    6.74       100      100    6.74       100       50     6.75    --      --
                                   -------  -------           -------  -------           -------  -------
  Total interest - bearing
    funds. . . . . . . . . . . .     9,835    9,827    4.73     9,786    9,762    4.67     9,259    9,181     4.80   0.7     7.0
 Demand deposits . . . . . . . .     1,581    1,443             1,475    1,416             1,506    1,402            1.9     2.9
 Other liabilities . . . . . . .       237      238               217      237               222      222            0.7     7.4
Shareholders' equity:
 Common stock, surplus, and
  retained earnings. . . . . . .     1,004      998             1,006    1,012             1,013    1,000           (1.4)   (0.2)
 Net unrealized gain/(loss) on
  securities available-for-
  sale . . . . . . . . . . . . .       (10)     (13)              (18)     (25)                3       (1)            --      --
                                   -------  -------           -------  -------           -------  -------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY. . . . . .   $12,647  $12,494           $12,467  $12,403           $12,003  $11,805            0.7%    5.8%
                                   =======  =======           =======  =======           =======  =======

[OLD KENT
     FINANCIAL CORPORATION LOGO]

AVERAGE BALANCES, YIELDS AND                                                                                       AVERAGE BALANCE
RATES                                  4TH QUARTER 1996           3RD QUARTER 1996           4TH QUARTER 1995      PERCENT CHANGE
                                   -------------------------  ------------------------   ------------------------- ---------------
(YIELDS AND RATES ARE ON A
FULLY TAXABLE-EQUIVALENT           ENDING   AVERAGE   YIELD/  ENDING   AVERAGE  YIELD/   ENDING   AVERAGE   YIELD/  PRIOR   YEAR
BASIS, DOLLARS IN MILLIONS         BALANCE  BALANCE    RATE   BALANCE  BALANCE   RATE    BALANCE  BALANCE    RATE  QUARTER  AGO
---------------------------        -------  -------    ----   -------  -------   ----    -------  -------    ----  -------  ---
SELECTED RATIOS:
Net interest spread. . . . . . .                       3.68%                      3.70%                      3.64%
Net interest income as a
 percent of average earning
 assets. . . . . . . . . . . . .                       4.38%                      4.41%                      4.41%
Total equity to total assets . .      7.86%                      7.93%                      8.46%
Tangible equity to tangible
 assets. . . . . . . . . . . . .      7.13                       7.20                       7.74

MEMORANDA
---------
CORE DEPOSITS. . . . . . . . . .    $9,178   $8,902            $8,800   $8,735            $8,297   $8,089            1.9%   10.0%
                                    ======   ======            ======   ======            ======   ======
TOTAL DEPOSITS . . . . . . . . .    10,080    9,957             9,975    9,906             9,357    9,353            0.5     6.5
                                    ======   ======            ======   ======            ======   ======
THIRD PARTY MORTGAGE SERVICING
 PORTFOLIO . . . . . . . . . . .     9,863                      9,604                      6,859
                                    ======                     ======                     ======
TOTAL FULL-TIME EQUIVALENT
 EMPLOYEES . . . . . . . . . . .     5,649                      5,693                      5,027
                                    ======                     ======                     ======

                                                         THREE MONTHS ENDED
                                    -------------------------------------------------------------              TWELVE MONTHS ENDED
                                    DEC. 31                   SEPT. 30                    DEC. 31                 DECEMBER 31
CREDIT QUALITY                       1996                       1996                       1995                 1996       1995
--------------                       ----                       ----                       ----                 ----       ----
Ending allowance for credit
 losses. . . . . . . . . . . . .    $165.9                     $170.7                     $174.2               $165.9     $174.2
Nonperforming assets:
 Nonaccrual. . . . . . . . . . .      40.0                       42.3                       40.2                 40.0       40.2
 Renegotiated. . . . . . . . . .       2.8                        0.8                        3.1                  2.8        3.1
                                    ------                     ------                     ------               ------     ------
  Total impaired loans . . . . .      42.8                       43.1                       43.2                 42.8       43.2
 Other real estate owned . . . .       7.1                        6.2                       11.3                  7.1       11.3
                                    ------                     ------                     ------               ------     ------
  Total nonperforming assets . .      49.9                       49.2                       54.5                 49.9       54.5
                                    ======                     ======                     ======               ======     ======
Loans delinquent over 90 days. .      36.8                       35.3                       29.1                 36.8       29.1
                                    ======                     ======                     ======               ======     ======
 Gross charge-offs . . . . . . .      20.5                       13.2                       10.4                 56.5       26.1
 Recoveries. . . . . . . . . . .       5.6                        2.2                        3.6                 14.0       12.7
                                    ------                     ------                     ------               ------     ------
Net charge-offs. . . . . . . . .      14.8                       11.0                        6.8                 42.4       13.4
                                    ======                     ======                     ======               ======     ======
Provision for credit losses. . .     $10.1                       $9.2                       $5.0                $35.2      $21.7
                                    ======                     ======                     ======               ======     ======

KEY RATIOS:
 Allowance to loans. . . . . . .      2.05%                      2.12%                      2.35%                2.05%      2.35%
 Allowance to impaired loans . .    387.85                     396.38                     402.90               387.85     402.90
 Impaired loans to loans . . . .      0.53                       0.54                       0.58                 0.53       0.58
 Nonperforming assets to
  assets . . . . . . . . . . . .      0.39                       0.39                       0.45                 0.39       0.45
 90 days delinquent to loans . .      0.45                       0.44                       0.39                 0.45       0.39
 Net charge-offs to average
  loans. . . . . . . . . . . . .      0.74%                      0.56%                      0.38%                0.54%      0.19%

[OLD KENT
  FINANCIAL CORPORATION LOGO]
AVERAGE BALANCES, YIELDS AND RATES                                  TWELVE MONTHS ENDED DECEMBER 31,
                                                            -----------------------------------------------
                                                                    1996                       1995
                                                            --------------------       --------------------
(YIELDS AND RATES ARE ON A FULLY TAXABLE-                   AVERAGE      AVERAGE       AVERAGE      AVERAGE
  EQUIVALENT BASIS, DOLLARS IN THOUSANDS)                   BALANCE        RATE        BALANCE        RATE
-----------------------------------------                   -------        ----        -------        ----
AVERAGE ASSETS:
 Loans. . . . . . . . . . . . . . . . . . . . . . . . .    $7,795,771      9.21%      $7,230,657      9.25%
 Taxable investment securities. . . . . . . . . . . . .     2,909,593      6.43        2,867,365      6.71
 Tax - exempt investment securities . . . . . . . . . .       162,076      8.28          211,830      8.62
 Mortgages available-for-sale . . . . . . . . . . . . .       366,380      7.74          247,659      7.73
 Interest - earning deposits. . . . . . . . . . . . . .         8,804      5.62           48,234      5.88
 Federal funds sold and resale agreements . . . . . . .        99,926      5.46          248,957      6.02
 Trading account securities . . . . . . . . . . . . . .        10,280      5.84           20,643      5.80
                                                          -----------                -----------
   Total earning assets . . . . . . . . . . . . . . . .    11,352,830      8.40       10,875,345      8.44
                                                          -----------                -----------
 Unrealized gain/(loss) on securities
   available-for-sale . . . . . . . . . . . . . . . . .       (19,275)                   (18,157)
 Allowance for loan losses. . . . . . . . . . . . . . .      (173,055)                  (173,939)
 Cash and due from banks. . . . . . . . . . . . . . . .       501,810                    448,945
 Other Assets . . . . . . . . . . . . . . . . . . . . .       589,550                    542,020
                                                          -----------                -----------
   TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $12,251,860                $11,674,214
                                                          ===========                ===========

AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY:
 Savings Deposits . . . . . . . . . . . . . . . . . . .    $2,981,349      2.65%      $3,094,220      2.67%
 Time Deposits:
   Negotiable . . . . . . . . . . . . . . . . . . . . .     1,135,116      5.94        1,453,454      6.11
   Foreign. . . . . . . . . . . . . . . . . . . . . . .        46,841      5.73          225,964      6.26
   Other time . . . . . . . . . . . . . . . . . . . . .     4,191,682      5.57        3,214,003      5.51
                                                          -----------                -----------
      Total interest - bearing deposits . . . . . . . .     8,354,988      4.58        7,987,641      4.54
 Federal funds purchased and
   repurchase agreements. . . . . . . . . . . . . . . .       519,580      4.67          429,881      5.13
 Other borrowed funds . . . . . . . . . . . . . . . . .       634,953      6.20          755,748      6.30
 Long - term debt . . . . . . . . . . . . . . . . . . .       100,972      6.76           13,670      6.96
                                                          -----------                -----------
      Total  interest - bearing funds . . . . . . . . .     9,610,493      4.71        9,186,940      4.71
 Demand deposits. . . . . . . . . . . . . . . . . . . .     1,407,706                  1,329,787
 Other liabilities. . . . . . . . . . . . . . . . . . .       232,820                    196,629



 Shareholders' equity:
   Common stock, capital surplus and retained
      earnings. . . . . . . . . . . . . . . . . . . . .     1,013,370                    972,665
   Unrealized gain/(loss) on securities
      available-for-sale. . . . . . . . . . . . . . . .       (12,529)                   (11,807)
                                                          -----------                -----------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY . . . . .   $12,251,860                $11,674,214
                                                          ===========                ===========
   NET INTEREST SPREAD. . . . . . . . . . . . . . . . .                    3.69%                      3.73%

   NET INTEREST INCOME AS A
      PERCENTAGE OF AVERAGE EARNING ASSETS. . . . . . .                    4.41%                      4.46%